UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

Mattson Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24838	77-0208119
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47131 Bayside Parkway
Fremont, California    94538
(Address of principal executive offices including zip code)

(510) 657-5900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2008, the Company issued a press release announcing that Nigel Wenden is joining Mattson as Sr. Vice President and General Manager, Global Business Operations, effective immediately. The full text of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
Exhibit	Description
99.1	July 28, 2008 Press Release by Mattson Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2008

Mattson Technology, Inc.

By: /s/ David Dutton

David Dutton
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	July 28, 2008 Press Release by Mattson Technology, Inc. Also provided in PDF format as a courtesy.